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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 1, 2003

                        COMMISSION FILE NUMBER 333-12707

                              MARINER ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                              86-0460233
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 incorporation or organization)                           Identification Number)

                         2101 CITYWEST BLVD., SUITE 1900
                            HOUSTON, TEXAS 77042-3020
           (Address of principal executive offices including Zip Code)

                                 (713) 954-5500
                         (Registrant's telephone number)

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                               MARINER ENERGY INC.

                                TABLE OF CONTENTS

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:

         (c)  Exhibit ..........................................................                  3

Item 9.  Regulation FD Disclosure ..............................................                  3

Signatures .....................................................................                  4

Exhibit Index ..................................................................                  5
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                               MARINER ENERGY INC.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

                  99.1     News Release dated June 23, 2003

Item 9.  REGULATION FD DISCLOSURE

         The information in this document may include forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Mariner Energy, Inc. (the "Company") are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves, implement its business plans, or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war and terrorism. These and other risks are described in the Company's 2001 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the Securities and Exchange Commission.

         On June 23, 2003, the Company issued a news release that is attached hereto as exhibit 99.1.

              The news release included herein as exhibit 99.1 announced the Company's intent to redeem, effective August 1, 2003, its $100 million 10.5% Senior Subordinated Notes at the redemption price of 100% of the principal amount. Accrued and unpaid interest on the 10.5% Senior Subordinated Notes will also be paid on such date. Mariner is funding the redemption with the proceeds it received from the sale of its Falcon and Harrier projects that occurred in the first quarter of 2003.

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                               MARINER ENERGY INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       MARINER ENERGY, INC.

Date: July 1, 2003                                     /s/ Michael A. Wichterich
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                                                       Michael A. Wichterich
                                                       CFO

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                               MARINER ENERGY INC.

                                  EXHIBIT INDEX

Exhibit No.         Description
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
   99.1             News Release dated June 23, 2003



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